UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 13, 2008
TRANSOCEAN INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Greenway Plaza Houston, Texas 77046	77046
(Address of principal executive offices)	(Zip code)

70 Harbor Drive Grand Cayman, Cayman Islands	KY1-1003
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (713) 232-7500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.
     The information in Item 2.03 is incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On March 13, 2008, Transocean Inc. entered into and borrowed $1.925 billion under a term credit facility with Citibank, N.A., as administrative agent, Calyon New York Branch and JPMorgan Chase Bank, N.A., as co-syndication agents, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Fortis Bank SA/NV, New York Branch, as co-documentation agents, and Citigroup Global Markets, Inc., Calyon New York Branch and J.P. Morgan Securities Inc., as joint lead arrangers and bookrunners. The credit facility terminates on March 13, 2010.
     Borrowings may be made under the facility (1) at the base rate, determined as the greater of (A) the fluctuating commercial loan rate announced by Citibank, N.A. in New York and (B) the sum of the weighted average overnight federal funds rate published by the Federal Reserve Bank of New York plus 50 basis points, and (2) at the London interbank offered rate plus 45 basis points, based on current credit ratings. The facility may be prepaid in whole or in part without premium or penalty. The facility contains certain covenants, including a leverage ratio covenant that applies through September 30, 2009 and a debt to total tangible capitalization covenant that applies thereafter. Borrowings under the facility are subject to acceleration upon the occurrence of events of default.
     The term credit agreement is filed as Exhibit 4.1 to this report and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the term credit agreement.

ITEM 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
4.1	Term Credit Agreement dated as of March 13, 2008 among Transocean Inc., the lenders parties thereto and Citibank, N.A., as Administrative Agent, Calyon New York Branch and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Fortis Bank SA/NV, New York Branch, as Co-Documentation Agents, and Citigroup Global Markets, Inc., Calyon New York Branch and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Bookrunners.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN INC.
Date: March 18, 2008	By:	/s/ Chipman Earle
Chipman Earle
Associate General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Term Credit Agreement dated as of March 13, 2008 among Transocean Inc., the lenders parties thereto and Citibank, N.A., as Administrative Agent, Calyon New York Branch and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Fortis Bank SA/NV, New York Branch, as Co-Documentation Agents, and Citigroup Global Markets, Inc., Calyon New York Branch and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Bookrunners.